 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): July 10, 2020

LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2140 LAKE PARK BLVD.,
RICHARDSON, Texas75080
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (972) 497-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LII	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Director

On July 10, 2020, the Board of Directors (the “Board”) of Lennox International Inc. (the “Company”) elected Shane D. Wall to the Board to serve as a Class I director. Mr. Wall’s term will expire at the Company’s 2023 annual meeting of stockholders.

Mr. Wall was also named to the Compensation and Human Resources Committee and the Board Governance Committee.

Mr. Wall, age 55, started his career at Hewlett-Packard Company in 1986 where he held various engineering and management roles until 1995, when he left to run PrintPaks, a spin-out of Hewlett-Packard Company. In 1998, PrintPaks was acquired by a joint venture backed by Intel Corporation. From 1998 to 2012, Mr. Wall held several senior technology and general management positions at Intel Corporation. In 2012, Mr. Wall rejoined Hewlett-Packard Company as Chief Technology Officer and Senior Vice President of Printing and Personal Systems. In 2015 following Hewlett-Packard’s separation into HP Inc. and Hewlett-Packard Enterprise, Mr. Wall became Chief Technology Officer and Global Head, HP Labs of HP Inc. In January 2020, Mr. Wall retired from his executive position at HP Inc. but continues as a special advisor to the Chief Executive Officer. He also serves as a member of the U.S. President’s Counsel of Advisors on Science and Technology.

Mr. Wall will receive non-employee director compensation under the standard arrangements and agreements described in the Company’s 2020 Annual Meeting Proxy Statement and filed as Exhibit 10.15 to the Company’s Registration Statement on Form S-1 (Registration No. 333-75725) filed on April 6, 1999, including cash compensation, equity awards and an indemnification agreement.

The Board of Directors has affirmatively determined that Mr. Wall is independent and has no material direct or indirect interest in a related party transaction which requires disclosure.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.15
Form of Indemnification Agreement entered into between LII and certain executive officers and directors of LII (filed as Exhibit 10.15 to LII’s Registration Statement on Form S-1 (Registration No. 333-75725) filed on April 6, 1999 and incorporated herein by reference).

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LENNOX INTERNATIONAL INC.

Date: July 16, 2020

By:	/s/ Sarah Wood Braley
Name:	Sarah Wood Braley
Title:	Assistant Secretary